SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 1998

                            H. F. Ahmanson & Company
                         ------------------------------
               (Exact name of registrant as specified in charter)

             Delaware                     1-8930              95-0479700
          --------------               ------------        ----------------
 (State or other jurisdiction of     (Commission File        (IRS Employer
          incorporation)                 Number)          Identification No.)

         4900 Rivergrade Road, Irwindale, California                 91706
       -----------------------------------------------             ---------
           (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code  (626) 960-6311

                                 Not applicable
                              --------------------
          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS.

      On February 20, 1998, H. F. Ahmanson & Company (the "Company"), executed a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to the issuance of $100,000,000 in aggregate principal amount of the Company's Medium-Term Notes, Series A, due February 27, 2001 and bearing interest at a fixed rate of 5.88% per annum (the "Notes"). The Notes were previously registered by the Company on a Registration Statement on Form S-3 (Registration No. 33-57395). Attached to this report as an exhibit for filing with the Securities and Exchange Commission is a final copy of the executed Purchase Agreement.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

1.1 Purchase Agreement, dated February 20, 1998, relating to Medium-Term Notes, Series A, by and between H. F. Ahmanson & Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 1998

                                    H. F. AHMANSON & COMPANY


                                      /s/ Tim S. Glassett
                                    _____________________________
                                    By:   Tim S. Glassett
                                          First Vice President and
                                          Assistant General Counsel

                                  EXHIBIT INDEX

 EXHIBIT
   NO.                              DESCRIPTION

   1.1 Purchase Agreement, dated February 20, 1998, relating to Medium-Term Notes, Series A, by and between H. F. Ahmanson & Company and Merrill Lynch, Pierce, Fenner & Smith
            Incorporated